SCHEDULE 14A
                                (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement           [  ]    Confidential, For Use of
                                                    the Commission
                                                    Only (as permitted
                                                    by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  FC BANC CORP.
                  ---------------------------------------------
                 (Name of Registrant as Specified in Its Charter)


                                      N/A
                  ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11
(1)      Title of each class of securities to which transaction applies:
                                      N/A
         -------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
                                      N/A
         --------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
         ---------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
                                     N/A
         ---------------------------------------------------------
(5)      Total fee paid:
                                     N/A
         ---------------------------------------------------------
[  ]     Fee paid previously with preliminary materials:
                                     N/A
         ---------------------------------------------------------

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)      Amount previously paid:
                                     N/A
         ---------------------------------------------------------
(2)      Form, Schedule or Registration Statement no.:
                                     N/A
         ---------------------------------------------------------
(3)      Filing Party:
                                     N/A
         ---------------------------------------------------------
(4)      Date Filed:
                                     N/A
         ---------------------------------------------------------

                                                             February 25, 2000








Dear Fellow Shareholders:

On behalf of the Board of Directors and management of FC Banc Corp., we cordially invite you to attend the 2000 Annual Meeting of Shareholders. The meeting will be held at 1:30 p.m. local time, Wednesday, March 22, 2000 at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio. The matters expected to be acted upon at the meeting are described in the enclosed Proxy Statement.

We encourage you to attend the meeting in person. Regardless of whether you attend, we hope you read the Proxy Statement and then complete, sign and date the proxy card and return it in the enclosed postage-paid envelope. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented.

Thank you for your attention to this important matter.


                                      Sincerely,
                                      /s/ Robert D. Hord
                                      ---------------------------
                                      Robert D. Hord
                                      Chairman of the Board


                                      /s/ G.W. Holden
                                      ---------------------------
                                      G. W. Holden
                                      President and Chief Executive Officer

                                  FC Banc Corp.
                         Farmers Citizens Bank Building
                                  P.O. Box 567
                               Bucyrus, Ohio 44820
                            Telephone: (419) 562-7040
                            -------------------------



                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      ----------------------------------------


To The Shareholders:

     The Annual Meeting of Shareholders of FC Banc Corp. will be held at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus, Ohio on March 22, 2000 at 1:30 p.m. local time for the following purposes:

    (1) To elect three (3) directors to the Board of Directors to serve for terms of three (3) years and until their successors are elected and qualified;

    (2) To elect one (1) director to the Board of Directors to serve the remaining two years of an unexpired term and until his successor is elected and qualified;

    (3) To ratify the appointment of Robb, Dixon, Francis, Davis, Oneson & Company as independent auditors of FC Banc Corp. for the fiscal year ending December 31, 2000; and

    (4) To act on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Shareholders of record at the close of business on February 11, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

                                          By Order of the Board of Directors


                                          Robert D. Hord
                                          Chairman of the Board
Bucyrus, Ohio
February 25, 2000

                                  IMPORTANT
                                  ---------
PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE BY DELIVERY
TO FC BANC CORP. AT THE FARMERS CITIZENS BANK BUILDING, P.O. BOX 567, BUCYRUS, OHIO 44820, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                        THANK YOU FOR ACTING PROMPTLY

                                 FC Banc Corp.
                        Farmers Citizens Bank Building
                                 P.O. Box 567
                              Bucyrus, Ohio 44820
                            Telephone: (419) 562-7040
                            -------------------------
                                PROXY STATEMENT
                                ---------------

     The accompanying Proxy is solicited by the Board of Directors of FC Banc Corp. for use at the Annual Meeting of Shareholders to be held on March 22, 2000 at the Youth Building, Crawford County Fairgrounds, Whetstone Street, Bucyrus,Ohio at 1:30 p.m. local time, or at any adjournment or postponement thereof (the "Annual Meeting"). When the Proxy is properly executed and returned to FC Banc Corp., the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted in favor of election of the nominees identified herein, in favor of ratification of appointment of FC Banc Corp.'s independent auditors and in the best judgment of the proxyholders on any other matters that properly come before the Annual Meeting.

     Without affecting any vote previously taken, a person appointing a proxy may revoke the appointment by delivering a later appointment of a proxy to the Secretary of FC Banc Corp. at its principal office, or by giving notice of revocation to FC Banc Corp. in writing or at the Annual Meeting. A shareholder's attendance at the Annual Meeting is not sufficient by itself to constitute revocation of a proxy previously given by that shareholder.

     Shareholders of record at the close of business on February 11, 2000 will be entitled to notice of and to vote at the Annual Meeting. A majority of the voting power of FC Banc Corp., when represented at the Annual Meeting in person or by proxy, will constitute a quorum. The shares represented by any Proxy directing abstention on any proposal will not be voted on such proposal, but will be included in calculating the number of shares present at the Annual Meeting. For the election of directors, a plurality of the votes cast is sufficient to elect directors. Abstentions and broker non-votes will have no effect on the election of directors.

     FC Banc Corp.'s outstanding stock consists solely of common stock, without par value (the "Common Stock"), of which 623,239 shares were issued and outstanding at the close of business on February 11, 2000. As of February 11, 2000, no person owns of record or is known by FC Banc Corp.
to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock. Each outstanding share of Common Stock is entitled to one vote. Shareholders of FC Banc Corp. are not entitled to cumulate their votes in the election or removal of directors or otherwise.

     This Proxy Statement, together with the Notice of Annual Meeting of Shareholders, Proxy, and Annual Report of FC Banc Corp. for the fiscal year ended December 31, 1999 (the "Annual Report"), are first being mailed to shareholders on or about February 25, 2000. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

                   ELECTION OF DIRECTORS FOR A THREE YEAR TERM
                                   (Proposal 1)

     The Amended and Restated Articles of Incorporation of FC Banc Corp. provide for three classes of directors, each class serving a term of three years. The three nominees standing for election at this Annual Meeting for a three year term are Messrs. David G. Dostal, Robert D. Hord and Ms. Joan
C. Stemen.

ELECTION OF DIRECTOR TO SERVE THE REMAINING TWO YEARS OF AN UNEXPIRED TERM
                                 (Proposal 2)

     Patrick J. Drouhard was appointed by the Board of Directors on an interim basis to fill the vacancy created by the December 31, 1999 resignation of James B. Pigman from his director positions of FC Banc Corp. and its subsidiary, The Farmers Citizens Bank. Pursuant to the Code of Regulations of FC Banc Corp., shareholders elect a director to fill a vacancy occurring during a term.

     Unless authority to vote is withheld, the proxyholders will vote the Proxy received by them FOR the identified nominees to serve for the term indicated and until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the Proxies will be voted by the proxyholders for such other person or persons as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED HEREIN


                          INFORMATION REGARDING NOMINEES
                             AND CONTINUING DIRECTORS

     The following table sets forth, as of the February 11, 2000 record date, the amount and percentage of the Common Stock beneficially owned by each director and nominee and by all directors and executive officers as a group.


                                                                                     Number of Shares of
    Director's Name and                                  Director   Expiration     Common Stock               Percent of
    Principal Occupation                          Age      Since      of Term        Beneficially Owned (1)     Common Stock
    --------------------                          ---      -----      -------        ----------------------     ------------
                                                         NOMINEES

    David G. Dostal                               52     1994         2003           4,668 (2)                  (3)
    President of The Auck Dostal Agency, Inc.;
    Vice President of ADM Benefit Plans, Inc.

    Patrick J. Drouhard                           48     2000         2002              20                      (3)
    Superintendent of the Cardington-Lincoln
    School District

    Robert D. Hord (Chairman of the Board)        54     1979         2003           6,594 (2)                   1.05%
    President of Hord Livestock, Inc.

    Joan C. Stemen                                66     1986         2003          21,784 (2) (4)               3.48%
    Retired, former Vice President and Cashier
    of The Farmers Citizens Bank



                  CONTINUING DIRECTORS
                                                                                    Number of Shares             Percent of
    Director's Name and                                  Director     Expiration    Common Stock of              Common
    Principal Occupation                         Age     Since        of Term       Beneficially Owned           Stock
    --------------------                         ---     -----        -------       ------------------           -----
     Terry L. Gernert (Secretary and Treasurer)   47     1984         2001          25,367 (2) (5)               4.05%
     Attorney At Law
     Kennedy, Purdy, Hoeffel, Gernert, Leuthold &
     Leuthold

     Samuel J. Harvey                             64     1999         2002             760 (6)                  (3)
     Retired, former Mayor, Village of Cardington

     G.W. Holden (President and Chief Executive   53     1996         2001          18,190 (7)                   2.86
     Officer)

     Charles W. Kimerline                         62     1992         2002            4,772 (2)                 (3)
     President of Bucyrus Road Materials, Inc.;
     Vice President of Geiger-Kimerline Farms,
     Inc.; Secretary and Treasurer of BuE Comp,
     Inc.

    John O. Spreng, Jr.                          51      1997         2001            2,264 (8)                 (3)
    Vice President of Longacre Farms, Inc.

    All directors, nominees and executive                                            84,419 (9)                 13.04
    officers as a group (10 persons)

--------------------------------------------
(1) Except as indicated, all shares are owned directly or indirectly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise voting and investment power. Percentages are based on 623,239 shares of Common Stock issued and outstanding, plus the number of shares acquirable within sixty days upon exercise of options.
(2) Except for Directors Gernert and Stemen, the shares reported as beneficially owned includes 1,080 shares the director has the right to acquire by exercise of options granted in 1997 under the Company's 1997 Stock Option and Incentive Plan, 880 shares acquirable upon exercise of options granted on March 3, 1998 and 360 shares acquirable upon exercise of options granted on March 24, 1999. Under the 1997 Stock Option and Incentive Plan, options to acquire 1,800 shares of Company common stock were granted effective April 23, 1997 to each director of the Company serving at that time who was not also an officer or employee of the Company or the Bank. The options vest and become exercisable in five equal annual installments. The options have a term of ten years. Mr. Gernert, Secretary and Treasurer of the Company, received an identical grant exercisable on identical terms and conditions as the grant made to directors who are not officers or employees. On March 3, 1998, each director was granted an additional option to acquire 2,200 shares of Common Stock, also vesting and becoming exercisable in five equal annual installments and having a term of ten years. On March 24, 1999, each director was granted an additional option to acquire 1,800 shares of Common Stock, also vesting and becoming exercisable in five equal annual installments and having a term of ten years. Director Terry Gernert and Director Joan C. Stemen have exercised options to acquire 200 shares and 1,160 shares, respectively, leaving Mr. Gernert with 5,600 unexercised option shares and Mrs. Stemen with 4,640 unexercised option shares.
(3)     Less than 1%.
(4) Includes 11,792 shares held by Mrs. Joan C. Stemen's spouse. Mrs. Stemen disclaims beneficial ownership of shares held by her spouse.
(5) Includes 2,758 shares held in his custodial individual retirement account. Also includes 2,406 shares held in his wife's custodial individual retirement account and 1,775 shares held directly by his wife. Mr. Gernert disclaims beneficial ownership of shares held by his wife.
(6) Includes 360 shares acquirable upon exercise of options granted on March 24, 1999.
(7) Includes 10,990 shares Mr. Holden has the right to acquire pursuant to options granted to him under the 1997 Stock Option and Incentive
        Plan and under the terms of Mr. Holden's employment agreement, 880 shares acquirable upon exercise of options granted on March 3, 1998 and 360 shares acquirable upon exercise of options granted on March 24, 1999. Pursuant to the terms of his employment agreement, effective April 23, 1997 Mr. Holden was granted options to acquire 16,250 shares of Company Common Stock, which options vest and become exercisable in five equal annual installments, the first installment having become exercisable on April 23, 1998. Like other directors, Mr. Holden received on March 3, 1998 a grant of options to acquire an additional 2,200 shares, vesting and becoming exercisable in five equal annual installments and having a term of ten years.
        Like other directors, Mr. Holden received on March 24, 1999 a grant of options to acquire an additional 1,800 shares, vesting and becoming exercisable in five equal annual installments and having a term of ten years. Mr. Holden disclaims beneficial ownership of 100 shares held by his adult son.
(8) Includes 1,240 shares acquirable upon exercise of options granted March 3, 1998 and March 24, 1999.
(9)     Includes shares acquirable within sixty days upon exercise of options.



                                 David G. Dostal
      David G. Dostal has served on the Board of Directors of the Bank and FC Banc Corp. since January, 1994. Mr. Dostal serves as President of The Auck Dostal Agency, Inc., an independent insurance agency. He has held this position since 1989. Mr. Dostal is also Vice President of ADM Benefit
Plans, Inc.

                                 Patrick J. Drouhard

     Patrick J. Drouhard, a native of Loudonville, is completing his fourteenth year as superintendent of the Cardington-Lincoln School District, Cardington. Prior to his appointment to the FC Banc Corp. Board of Directors in January, 2000, Mr. Drouhard served as a local advisory board member to The Farmers Citizens Bank, Cardington Office.

                                 Terry L. Gernert

     Terry L. Gernert has served as a director of the Bank since 1984 and of FC Banc Corp. since 1994. Mr. Gernert is a partner in the law firm of Kennedy, Purdy, Hoeffel, Gernert, Leuthold & Leuthold, a position he has held since 1980. Mr. Gernert also acts as Secretary and Treasurer of FC Banc Corp.
Mr. Gernert's status as Secretary and Treasurer is an officer position in name only. He does not receive any additional compensation therefor, except that he does receive greater fees for his service as director in recognition of his responsibilities for the conduct of directors' proceedings. See "Director Compensation."

                                  Samuel J. Harvey

     Samuel J. Harvey served as Mayor of the Village of Cardington, Morrow County, Ohio from 1993 through December 31, 1999. He previously served for eleven years as a member of the Village Council. A retired teacher, Mr. Harvey was a vocational agricultural instructor at Cardington Lincoln High School for 27 years. He is also a Lieutenant Colonel (Retired), U.S. Army Reserves. Mr. Harvey is active with a number of vocational education associations and local civic organizations, and is a member of the Board of Trustees of the Cardington First United Methodist Church.

                                  G.W. Holden

     G.W. (Bill) Holden was named President and Chief Executive Officer of FC Banc Corp. and the Bank in early December 1996, and his service as President and Chief Executive Officer commenced March 1, 1997. Prior to joining FC Banc Corp. and the Bank, Mr. Holden was Principal of Holden & Associates, a financial services consulting firm in Atlanta, Georgia.

                                 Robert D. Hord

     Robert D. Hord has served as a director of the Bank since 1979 and of FC Banc Corp. since 1994. Mr. Hord is the President of Hord Livestock, Inc., a position he has held since 1979. Hord Livestock Company, Inc. is a grain and hog operation in Crawford County.

                              Charles W. Kimerline

     Charles W. Kimerline was appointed to fill a vacancy on the Board of Directors of the Bank in 1992 and has served as a director of FC Banc Corp. since 1994. Mr. Kimerline is the President of Bucyrus Road Materials, Inc., Vice President of Geiger-Kimerline Farms, Inc., and Secretary and Treasurer of BuE Comp, Inc.

                               John O. Spreng, Jr.

     John O. Spreng, Jr. was appointed in July 1997 to fill a vacancy on the Board of Directors of FC Banc Corp. and the Bank. Mr. Spreng is Vice President of Longacre Farms, Inc., a grain and dairy operation in Crawford County.

                                  Joan C. Stemen

     Joan C. Stemen has served as a director of the Bank since 1986 and of FC Banc Corp. since 1994. Mrs. Stemen served as Vice President & Cashier of the Bank until her retirement in 1989.

                              Director Compensation

     Annual fees of $800 were paid to FC Banc Corp.'s directors during 1999. All of the directors and executive officers of FC Banc Corp. are also directors and officers of The Farmers Citizens Bank, the banking subsidiary of FC Banc Corp. Any references herein to the "Bank" mean The Farmers Citizens Bank. Directors of the Bank each received $7,200 during 1999 for meetings of the Board of Directors and its committees, except that the Chairman of the Board received fees of $9,200, and Terry L. Gernert, as Secretary, received $11,200. FC Banc Corp.'s President and Chief
Executive Officer is not entitled to receive directors' fees for his service as a director of FC Banc Corp. or the Bank.

     In addition, effective April 23, 1997 each director of FC Banc Corp.
who was not also an officer or employee received a grant of options to acquire 1,800 shares (as adjusted for the August 14, 1998 2-for-1 stock split) of Common Stock within ten years after the date of grant. The options vest and become exercisable in five equal annual installments, the first twenty percent having become exercisable in 1998. The exercise price of the stock options is $22, subject to adjustment based on certain events, as set forth in the 1997 Stock Option and Incentive Plan. Any director who is subsequently elected or appointed during the term of the 1997 Stock Option and Incentive Plan will likewise receive a grant of options to acquire 1,800 shares of Common Stock (or such greater or lesser number as may be provided under the terms of the 1997 Stock Option and Incentive Plan in the event of certain changes in FC Banc Corp.'s capitalization) on comparable terms, provided that the director is not also an officer or employee of FC Banc Corp. or the Bank. An additional grant of options to acquire 2,200 shares (also adjusted for the August 14, 1998 2-for-1 stock split) was made to each of these directors in March 1998, on similar terms and at an exercise price of $22 per share (split adjusted). An additional grant of options to acquire 1,800 shares was made to each of these directors in March 24, 1999 on similar terms and at an exercise price of $28 per share.

     An identical grant of stock options has been made to Terry L.
Gernert as well. Mr. Gernert's status as Secretary and Treasurer of FC Banc Corp. is an officer position in name only. In 1999 he performed no substantial service in his capacity as Treasurer (and received no compensation therefor), and his service as Secretary principally involved responsibility for maintaining corporate and Board minutes of proceedings.


     The Farmers Citizens Bank has implemented a director retirement plan. For Director Samuel J. Harvey, the director retirement plan provides that upon attaining age 70, he will receive an annual retirement benefit equal to 50% of his board fees in the year before retirement. For directors other than Samuel J. Harvey, the director retirement plan provides that any director with 15 years of continuous service will receive an annual retirement benefit equal to that director's board fees in the year before retirement. The annual retirement benefit will be paid for 15 years. Through insurance purchased on the directors' lives, The Farmers Citizens Bank expects to recover at the time of a director's death the benefits previously paid to that director.

                    Committees of the Board of Directors

     FC Banc Corp.'s Board of Directors, which is responsible for the overall affairs of the Company, held 12 meetings in 1999.

     The Audit Committee met 12 times to review the previous fiscal year, the scope of the audit and any additional items of importance such as internal accounting procedures and controls. Members of the Audit Committee were Joan C. Stemen, who serves as Chairperson of the Audit Committee, and John O. Spreng, Jr.

    The Compensation/Benefits Committee met 6 times in 1999. This committee recommends basic wage and salary administration and reviews compensation arrangements and benefits for all officers. Committee members were David G. Dostal, Chairman of the Compensation/Benefits Committee, Charles W. Kimerline, G.W. Holden and James B. Pigman. Mr. Pigman resigned from board service on December 31, 1999.

     The New Director Committee met once in 1999. The New Director Committee recommends to the full Board of Directors persons for nomination to serve as director. Charles W. Kimerline is Chairman of the New Director Committee. Messrs. Gernert and Holden also serve on the New Director Committee. Any shareholder who desires to recommend an individual for nomination to FC Banc Corp.'s Board of Directors must provide a written statement setting forth the candidate's name, qualifications and background to the Board of Directors not less than 60 days prior to the annual meeting (or a special meeting) of FC Banc Corp. at which an election for directors is to occur. Article
EIGHTH of FC Banc Corp.'s Amended and Restated Articles of Incorporation provides that, in order to serve as a director, an individual must be qualified also as a director of the Bank.

     While he or she was serving as a director, each director attended more than seventy five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the board on which he or she served in 1999.


                           Executive Compensation

     FC Banc Corp. does not pay any cash compensation to its officers or employees. Cash compensation is paid by the Bank only. For the President and Chief Executive Officer of the Bank, and for any of the Bank's most highly compensated executive officers who were serving as executive officers of the Bank at the end of fiscal year 1999 and whose total compensation (including salary and bonus) exceeded $100,000, the following table sets forth information regarding all forms of compensation paid or payable to the named executive officer(s) for services in all capacities for the years indicated:

                          SUMMARY COMPENSATION TABLE

                                                               Long-Term Compensation
                                                               ----------------------

                Annual Compensation                            Awards            Payouts
                -------------------                            ------            -------

                                                                        ($)        (#)
                                                        ($)              Restricted Securities     ($)      ($)
     Name and                      ($)         ($)       Other Annual    Stock      Underlying     LTIP     All Other
     Principal Position     Year   Salary       Bonus    Compensation    Awards     Options        Payouts  Compensation
     ------------------     ----   ------       -----    ------------    ------     -------        -------  ------------
     G.W. Holden,           1999   $92,700 (1)  $25,000      -   (2)        -       1,800 (3)         -     $8,852 (4) (5)
     President and Chief    1998   $92,700 (1)  $24,000      -   (2)        -       2,200 (3)         -     $8,809 (4) (5)
     Executive Officer      1997   $87,098 (1)  $ 4,500      -   (2)        -      16,250 (3)         -     $5,194 (4) (5)

(1) Includes amounts deferred at the election of the named executive officer(s) pursuant to the 401(k) Plan of the Bank.
(2) Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.
(3)     As adjusted for the August 14, 1998 2-for-1 stock split.
(4) The Bank has a split-dollar life insurance policy on the life of the President and Chief Executive Officer. Under the terms of the policy, the Bank is responsible for all of the premium costs but obtains a security interest in the insurance proceeds in order to ensure that the Bank is reimbursed for the cost of the premiums at the time proceeds become payable or when the policy is cancelled. Allocation of the proceeds of the split-dollar policy is as follows: the Bank is first reimbursed for its premium cost; the executive then receives an amount that is calculated by reference to the executive's final compensation; and the Bank receives the remainder of the proceeds, if any. Because coverage under an existing policy on the life of the previous Chief Executive Officer was transferred to a policy covering the life of Mr. Holden (and the Bank was credited for the lump sum premium previously paid for the former executive's policy), the split-dollar life insurance policy obtained by the Bank on the life of Mr. Holden represented no additional cost to the Bank.
(5) Bank contributions in 1999 to defined contribution plans on behalf of Mr. Holden consisted of a $5,351 matching contribution and a $3,501 discretionary contribution under the 401(k) retirement plan. Bank contributions in 1998 to defined contribution plans on behalf of Mr. Holden consisted of a $5,788 matching contribution and a $3,021 discretionary contribution under the 401(k) retirement plan. Bank contributions in 1997 to defined contribution plans on behalf of Mr. Holden consisted of a $2,346 matching contribution and a $2,613 discretionary contribution under the 401(k) retirement plan.

      Employment Agreement. FC Banc Corp. and the Bank entered into an employment agreement dated March 31, 1998 with Mr. Holden, superseding the employment agreement dated November 15, 1996. The employment agreement was further amended December 8, 1999. The March 1998 employment agreement provides for (i) a base salary of $92,700 during its term, or such greater amount as may be agreed upon from time to time (currently $96,700 during 2000), (ii) an annual bonus based upon FC Banc Corp. and the Bank's earnings and satisfaction of certain qualifications described hereinafter, (iii) an obligation on FC Banc Corp. and the Bank's part to contribute to Mr. Holden's account under the Bank's 401(k) plan in an amount equal to the maximum matching contribution and such additional amount as is necessary to compensate for taxes incurred by Mr. Holden on the Bank's contribution and his contribution and (iv) miscellaneous perquisites. The obligation of FC Banc Corp. and the Bank relating to 401(k) plan contributions would apply in the case in which Mr. Holden's 401(k) plan contributions are limited by nondiscrimination provisions of the Internal Revenue Code. In order for Mr. Holden to qualify for the annual bonus, the Bank must receive satisfactory or better examination ratings and the Bank's return on assets must equal or exceed 1%. The ten-year incentive stock option (to acquire 16,250 shares of Common Stock) Mr. Holden received under his previous employment agreement (dated November 15, 1996) remains effective after execution of the March 1998 revised employment agreement. Mr. Holden's stock option vests and becomes exercisable in five equal annual installments.

     With an original term of three years from March 31, 1998, Mr. Holden's employment agreement automatically renews for successive one-year periods at each anniversary date (if not sooner terminated). As a result, the employment agreement has a new three-year term at each anniversary. Except in the case of termination for cause, the employment agreement provides that Mr. Holden would be entitled to a lump sum payment equal to the compensation remaining to be paid under the then current term of the contract (a period ranging between 2-3 years depending upon when the termination occurs in the contract year) in the event his employment is terminated during the term of the employment agreement, or in the event of a merger or other acquisition in which the acquiring company does not assume the obligations under the employment agreement. Mr. Holden is entitled under the employment agreement to treat as a termination without cause a material reduction in his salary or benefits; transfer to a location outside of Crawford County; a change in his status or responsibilities without his consent; or a change in control of FC Banc Corp., meaning acquisition by any person of 20% or more of FC Banc Corp.'s stock. In the event of termination with or without cause, his rights and interests in and to any split-dollar life insurance obtained by FC Banc Corp. or the Bank would terminate.

Salary Continuation Agreement. FC Banc Corp. and the Bank also entered into a Salary Continuation Agreement with Mr. Holden on October 20, 1998, which provides that FC Banc Corp. and the Bank will be obligated to continue to pay Mr. Holden or his designated beneficiary(ies) for a period of fifteen years following Mr. Holden's retirement, death or disability or following a change in control of FC Banc Corp. The salary continuation benefit would be (i) $100,000 annually upon Mr. Holden's retirement on or after reaching age 65 or upon his death; (ii) an annual amount starting at $11,714 for early retirement at age 52, increasing to $100,000 for early retirement at age 64; (iii) $100,000 annually in the event of a change in control, meaning the transfer of 20% or more of FC Banc Corp.'s stock followed within 2 years by replacement of 50% or more of FC Banc Corp.'s Board of Directors; or (iv) an amount equal to the early retirement benefit in the event of Mr. Holden's disability. Neither FC Banc Corp. nor the Bank would be obligated under the Salary Continuation Agreement to pay any benefit to Mr. Holden or his beneficiary(ies) if he is terminated for cause. As amended November 11, 1999, FC Banc Corp. has agreed to pay any excise tax Mr. Holden would incur attributable to benefits paid under the Salary Continuation Agreement to the extent the benefit would exceed the "excess parachute payment" limitations under Section 280G of the Internal Revenue Code.

      Stock Options. The following table provides information concerning grants of stock options in 1999 under FC Banc Corp.'s 1997 Stock Option and Incentive Plan to the individual(s) named in the Summary Compensation Table.


                       Number of Securities     Percent of Total Options
                       Underlying               Granted to Employees in       Exercie or Base    Expiration
    Name               Options Granted (#)      Fiscal Year                   Price ($/Sh)       Date
    ----               -------------------      -----------                   ------------       ----
    G.W. Holden        1,800                     90%                           $28                March 24, 2009


      The following table shows the number of shares of Common Stock acquired during 1999 or acquirable upon exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which such options were exercisable, as well as the approximate value of such options based on the fair market value of the Common Stock at December 31, 1999.

                                                         Securities Underlying
                                                   Unexercised Options at Fiscal   Value of In-The-Money Options
                       Shares                               Year End (#)              at Fiscal Year End ($) (1)
                       Acquired on    Value                 ------------              --------------------------
    Name               Exercise (#)   Realized ($)  Exercisable  Unexercisable     Exercisable       Unexercisable
    ---                ------------   ------------  -----------  -------------     -----------       -------------
G.W. Holden              0             $0            6,940        13,310            $43,375           $72,387


(1) In general, a stock option is "in-the-money" when the stock's fair market value exceeds the option exercise price. Value of unexercised options equals the estimated fair market value of a share acquirable upon exercise of an option at December 31, 1999, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. The Common Stock is quoted on the OTC Bulletin
        Board of NASD Regulation, Inc. However, there is limited trading activity in Common Stock of FC Banc Corp. Therefore, limited price data are available. Solely for purposes of the preceding table and for no other purpose, FC Banc Corp. has estimated the per share fair market value of the Common Stock at December 31, 1999 as $28.25.
        This figure is based upon prices paid for known sales occurring at or about that time. Shareholders are cautioned that the foregoing figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of Common Stock may be acquired, nor should such estimate be taken to represent management or the Board of Directors' estimate of the intrinsic value or fair market value of the shares of Common Stock.

        Options granted under the 1997 Stock Option and Incentive Plan generally become exercisable in five equal annual installments, the first twenty percent becoming exercisable on the first anniversary of the date of grant. The 1997 Stock Option and Incentive Plan provides that options not yet exercisable become exercisable in full if (i) a tender offer or exchange offer for shares of FC Banc Corp. Common Stock is commenced or (ii) shareholders of FC Banc Corp. approve an agreement whereby FC Banc Corp. will cease to be an independent company or whereby FC Banc Corp. agrees to a sale of all or substantially all of its assets.

                       RATIFICATION OF INDEPENDENT AUDITOR
                                   (Proposal 3)

     FC Banc Corp.'s independent auditor for the fiscal year ended December 31, 1999 was Robb, Dixon, Francis, Davis, Oneson & Company. The Board of Directors has selected Robb, Dixon, Francis, Davis, Oneson & Company to be its independent auditor for the fiscal year ending December 31, 2000. This appointment is being presented to the shareholders for ratification.

     One or more members of the firm of Robb, Dixon, Francis, Davis, Oneson & Company are expected to be present at the Annual Meeting. The representative(s) of the independent auditor will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE ?FOR? RATIFICATION
  OF THE APPOINTMENT OF ROBB, DIXON, FRANCIS, DAVIS, ONESON & COMPANY AS
     INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Director Gernert is a partner of the law firm of Kennedy, Purdy, Hoeffel, Gernert, Leuthold & Leuthold, which performs legal services for FC Banc Corp. and the Bank. During 1999, Kennedy, Purdy, Hoeffel, Gernert, Leuthold & Leuthold was paid $63,367 for legal services rendered to FC Banc Corp. and the Bank. Of that amount, $32,028 was paid by mortgage customers of the Bank for services rendered by Kennedy, Purdy, Hoeffel, Gernert, Leuthold & Leuthold in connection with real estate transactions in which the Bank acted as mortgage lender.

     During 1999, certain directors and executive officers of FC Banc Corp. and the Bank, and associates of such persons, were customers of and had banking transactions with the Bank in the ordinary course of business. FC Banc Corp. expects that these relationships and transactions will continue in the future.

     All loans and commitments to loans included in such transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by FC Banc Corp. or the Bank. Except as may be disclosed herein, the existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

                           SHAREHOLDER PROPOSALS

     The Proxy is solicited by management and confers discretionary authority to vote on any matters that properly come before the Annual Meeting or any adjournments thereof. Article 1, Section 1.9 of FC Banc Corp.'s Code of Regulations states that no business is eligible for consideration at an annual or special meeting of shareholders (i) unless it is proposed by a majority of FC Banc Corp.'s Board of Directors or (ii) unless a written statement setting forth the business and the purpose therefor is delivered to the Board of Directors not less than sixty (60) days prior to the annual or special meeting at which such business is to be taken up. As of January 18, 2000, the date that is 60 days prior to the date of the 2000 Annual Meeting of Shareholders, FC Banc Corp. had not received notice of any matter to be brought before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto.
If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the 2000 Annual Meeting, the persons named as proxies will vote thereon in accordance with their best judgement.


     Shareholders desiring to submit proposals for inclusion in the proxy materials of FC Banc Corp. for the 2001 Annual Meeting of Shareholders must submit the proposals to FC Banc Corp. at its executive offices no later than October 26, 2000. FC Banc Corp. will not be required to include in its Proxy Statement or form of Proxy for the 2001 Annual Meeting of Shareholders a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

     If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders without seeking to include the proposal in FC Banc Corp.'s proxy materials for that meeting, FC Banc Corp.'s management proxies will be entitled to use the discretionary voting authority that will be contained in the proxies for the 2001 Annual Meeting of Shareholders to vote on that proposal at the 2001 Annual Meeting of Shareholders, unless prior notice of the proposal is given to FC Banc Corp. Prior notice must be given to FC Banc Corp. at least 45 days before the date in 2001 corresponding to the mailing date of this Proxy Statement for the 2000 Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about February 25, 2000. The date that is 45 days before the corresponding mailing date in 2001 is therefore January 8, 2001. Accordingly, a shareholder who desires to present a proposal at the 2001 Annual Meeting of Shareholders without seeking to include the proposal in FC Banc Corp.'s proxy materials for that meeting should provide notice of the proposal to FC Banc Corp. no later than January 8, 2001. If the shareholder fails to do so, FC Banc Corp.'s management proxies for the 2001 Annual Meeting of Shareholders will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in FC Banc Corp.'s proxy materials.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires FC Banc Corp.'s directors and executive officers, as well as persons who own more than 10% of a registered class of FC Banc Corp.'s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of FC Banc Corp. stock. Based solely on review of the copies of such reports furnished to FC Banc Corp. and written representations to FC Banc Corp., to FC Banc Corp.'s knowledge all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 1999, with the exception that President and Chief Executive Officer G. W. Holden failed to file one Form 4 on a timely basis.

                                       GENERAL

      The persons named in the Proxy will vote all properly executed Proxies. If a shareholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specifications. If no choice is specified, the Proxy will be voted FOR election of the nominees identified herein and FOR ratification of FC Banc Corp.'s independent auditor.

     The entire cost of soliciting Proxies for use at the Annual Meeting will be borne by FC Banc Corp. Proxies may be solicited by officers, directors, and regular employees of FC Banc Corp. or the Bank personally, by mail, or by telephone or telegraph, and FC Banc Corp. may reimburse brokers, custodian banks, nominees, and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

                                     PROXY
                                 FC Banc Corp.
                                 Bucyrus, Ohio

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                      THE ANNUAL MEETING OF SHAREHOLDERS
                                March 22, 2000

     The undersigned shareholder of FC Banc Corp. hereby constitutes and appoints Samuel J. Harvey and Charles W. Kimerline, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of FC Banc Corp. to be held on March 22, 2000, and any adjournments and postponements thereof, and to vote the shares of common stock the undersigned would be entitled to vote (as specified below) upon all matters referred to herein and in their discretion upon any other matters that properly come before the Annual Meeting:

(1) To elect the three (3) nominees identified below as directors to the Board of Directors for terms of three (3) years and until their successors are elected and qualified.

              FOR ALL NOMINEES                  WITHHOLD VOTE FOR ALL NOMINEES
       -------                           --------

INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.

          David G. Dostal          Robert D. Hord          Joan C. Stemen

(2) To elect the one (1) nominee identified below as director to the Board of Directors to serve the remaining two years of an unexpired term and until his successor is elected and qualified.

              FOR NOMINEE                     WITHHOLD VOTE FOR  NOMINEE
       --------                         -------

INSTRUCTION: To withhold your vote for this nominee, strike a line through the nominee's name.

                                  Patrick J. Drouhard

(3) To ratify the appointment of Robb, Dixon, Francis, Davis, Oneson & Company as independent auditor of FC Banc Corp. for the fiscal year ending December 31, 2000.

                  FOR                    AGAINST                    ABSTAIN
        ---------                ---------                  ---------

(4) To act on such matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

A VOTE FOR ELECTION OF THE NOMINEES IDENTIFIED ABOVE AND IN FAVOR OF PROPOSAL 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS

      The Annual Meeting will be preceded by a buffet luncheon and entertainment, commencing at noon. Please indicate below whether you expect to attend. If you plan to bring a guest, please write in the guest's name in the space indicated.

          I will attend the Annual Meeting.
----------                                     ------------------------------
                                               Name of guest

          I do not expect to attend the Annual Meeting
---------
             (Continued, and to be signed, on the reverse side)

                      (Continued from reverse side)

     The shares represented by this Proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted
"FOR" election of the nominees identified above, "FOR" Proposal 3 and in the best judgment of the proxies on such other matters as may properly come before the Annual Meeting.

     The undersigned acknowledges receipt from FC Banc Corp., prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report.


                                                --------------------------
Dated:                                          Signature
       ---------------------,2000
                                                --------------------------
                                                 Signature
                                                 Please sign exactly as your
                                                 name appears above on this
                                                 card. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your
                                                 full title. If shares are
                                                 held jointly, each holder
                                                 should sign.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE
BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE POSTAGE-PAID, SELF-ADDRESSED ENVELOPE PROVIDED.